UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05554

Morgan Stanley California Tax-Free Daily Income Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	June 30, 2018

Item 1 - Report to Shareholders

Trustees

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Michael J. Key
Vice President

Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2018 Morgan Stanley

DSCSAN
2198273 EXP 08.31.2019

INVESTMENT MANAGEMENT

Morgan Stanley California Tax-Free Daily Income Trust

Semi-Annual Report

June 30, 2018

Morgan Stanley California Tax-Free Daily Income Trust

Table of Contents

Welcome Shareholder	3
Fund Report	4
Expense Example	8
Portfolio of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	22
Investment Advisory Agreement Approval	24
Privacy Notice	27

Welcome Shareholder,

We are pleased to provide this semi-annual report, in which you will learn how your investment in Morgan Stanley California Tax-Free Daily Income Trust (the "Fund") performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund and you should not expect that the sponsor will provide financial support to the Fund at any time.

Fund Report (unaudited)

For the six months ended June 30, 2018

Market Conditions

Interest rates at the long end of the municipal money market maturity range have shifted higher over the past year, as market participants have become more reluctant to invest in longer maturities as the Federal Reserve (Fed) continues to tighten monetary policy. The Municipal Market Data (MMD) One-Year Note Index stood at 1.59 percent at the end of June 2018, up from 0.64 percent in June 2017.(i)

As the market digested two Fed rate hikes through the first half of 2018, dealer inventories crept higher, which prompted the SIFMA Index, which measures yields for weekly variable rate demand obligations (VRDOs), to widen.(ii) With dealer inventories consequently on the rise, volatility returned to the market as dealers sought to recruit additional crossover, separately managed accounts and short-bond fund investors.

On December 22, 2017, President Trump signed into law the Tax Cut and Jobs Act (TCJA), the provisions of which — among other things — eliminated a municipal entity's ability to issue tax-exempt advance refunding bonds. Market anticipation of the likely inclusion of such a provision in the TCJA led to a spike in municipal bond issuance in December. This created a drought in new municipal financing during the first half of 2018. Issuance of new variable rate paper has also remained subdued in anticipation of additional interest rate hikes by the Fed. State and local governments have remained cautious about taking on new capital spending in the wake of the recent financial crisis.

State and local governments are expected to benefit from the outcome of the Janus v. the American Federation of State, County and Municipal Employees case. On June 27, 2018, the United States Supreme Court struck down collective bargaining rules that required public employees who are represented by a labor union to pay agency fees to cover costs associated with contract negotiations and representation. The decision is generally viewed as helping state and local governments to eventually contain or lower labor costs while union coffers and bargaining strength weaken.

The Supreme Court also ruled that state and local governments can require internet retailers to collect sales taxes even in states where they have no physical presence. The ruling is likely to have a positive credit impact for states given annual revenue estimates ranging from $8 billion to $13 billion.(iii)

(i)  Source: Municipal Market Data

(ii)  Source for SIFMA data: Bloomberg L.P., data as of June 30, 2018. SIFMA Index is issued weekly and is compiled from the weekly interest rate resets of tax-exempt variable rate issues included in a database maintained by Municipal Market Data which meet specific criteria established from time to time by The Securities Industry and Financial Markets Association.

(iii)  Source: United States Government Accountability Office GAO-18-114 November 2017, available at https://www.gao.gov/assets/690/688437.pdf

Stock market gains over the last 18 months have had a positive — albeit moderate — impact on the funded ratios of state and local government pension plans. But despite such improvement, and numerous efforts to reduce benefits to retirees, unfunded pension liabilities remain a key credit challenge for state and local governments. Growth in annual required pension contributions continue to outpace tax revenue growth, and this imbalance continues to place strain on state and local government budgets and is expected to increase going forward absent an increase in funding resources or further reductions in future retiree benefits.

Job growth in California, the fifth largest economy in the world, continued in 2018 but at a much slower rate than it has realized since the recession. According to the Bureau of Labor Statistics (BLS), for the 12-month period ending May 2018, non-farm employment grew by 1.8 percent, well below the 2.6 percent average annual growth experienced over the last six years. The services sector continues to lead all industry sectors in terms of net new jobs across the major metropolitan areas in both northern and southern California. But the BLS data shows there has been a marked slowdown in information and financial services hiring. And while the education/health services and tourism sectors remain strong, they were not as robust in the 12-month period ending May 2018 as they had been in prior years. The state's unemployment rate was 4.2% as of May 2018, a level not reached on a consistent basis since 2006.

California's continued economic growth has had a beneficial impact on its fiscal health. The State Controller recently reported the State's General Fund had $10.4 billion more in receipts than disbursements in fiscal year 2018 which ended June 30, 2018. Nearly half of this surplus was used to repay outstanding loans from the previous fiscal year. The state ended the year with nearly $40 billion in internal borrowable resources. The state's rainy day fund balance at fiscal year-end totaled roughly $10 billion and is budgeted at $13.8 billion in fiscal 2019.

In the period ahead, we will maintain our emphasis on high levels of liquidity and very short duration as we watch midterm election outcomes, and how monetary policy unfolds to determine what impact — if any — these events may have on municipal yields.

Performance Analysis

As of June 30, 2018, Morgan Stanley California Tax-Free Daily Income Trust had net assets of approximately $33.5 million and an average portfolio maturity of 12 days. For the six-month period ended June 30, 2018, the Fund's Class R and Class S shares provided a total return of 0.31 percent. For the seven-day period ended June 30, 2018, the Fund's Class R and Class S shares provided an effective annualized yield of 0.75 percent (subsidized) and 0.46 percent (non-subsidized) and a current yield of 0.74 percent (subsidized) and 0.46 percent (non-subsidized), while its 30-day moving average yield for June was 0.55 percent (subsidized) and 0.33 percent (non-subsidized). Yield quotations more closely reflect the current earnings of the Fund. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period. Past performance is no guarantee of future results.

Our investment philosophy emphasizes risk management and a disciplined credit research process to assist in our ability to respond to market and economic developments. Ongoing market volatility and uncertainty have called for a defensive strategy with shorter duration and higher portfolio liquidity.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 06/30/18
Weekly Variable Rate Bonds	68.6%
Daily Variable Rate Bonds	14.2
Commercial Paper	13.0
Closed-End Investment Company	4.2
MATURITY SCHEDULE as of 06/30/18
1 - 30 Days	87.6%
31 - 60 Days	10.6
61 - 90 Days	1.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the types of securities mentioned above. All percentages for portfolio composition and maturity schedule are stated as a percentage of total investments.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its net assets in high quality, short-term securities that are municipal obligations that pay interest exempt from federal and California income taxes. The Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im.

Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including advisory fees, administration fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/18 – 06/30/18.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)
	01/01/18	06/30/18	01/01/18 – 06/30/18
Class R
Actual (0.31% return)	$1,000.00	$1,003.15	$2.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.82	$3.01
Class S
Actual (0.31% return)	$1,000.00	$1,003.15	$2.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.82	$3.01

  (1)  Expenses are equal to the Fund's annualized expense ratios of 0.60% and 0.60% for Class R and Class S shares, respectively, multiplied by the average account value over the period and multiplied by 181**/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 0.94% and 0.94% for Class R and Class S shares, respectively.

  **  Adjusted to reflect non-business day accruals.

Morgan Stanley California Tax-Free Daily Income Trust

Portfolio of Investments  ■  June 30, 2018 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE	DEMAND DATE (a)	MATURITY DATE	VALUE
	Weekly Variable Rate Bonds (b)(67.9%)
$1,500	California Educational Facilities Authority, California Institute of Technology 2006 Ser A	1.16%	07/06/18	10/01/36	$1,500,000
	California Health Facilities Financing Authority,
1,600	Adventist Health System, West 1991 Ser B	1.31	07/06/18	08/01/21	1,600,000
1,000	Catholic Healthcare West Ser 2005 I	1.55	07/06/18	07/01/35	1,000,000
1,600	Kaiser Permanente Ser 2006 C	1.38	07/06/18	06/01/41	1,600,000
1,600	Scripps Health Ser 2012 B	1.25	07/06/18	10/01/42	1,600,000
700	Series 1998-20E, Class 1 (c)	1.38	07/06/18	07/01/35	700,000
1,530	Chino Basin Financing Authority, CA, Inland Empire Utilities Agency Ser 2008 B	1.35	07/06/18	06/01/32	1,530,000
1,600	Northern California Power Agency, CA, Hydroelectric Project Number One Ser 2008 A	1.30	07/06/18	07/01/32	1,600,000
1,500	Orange County Water District, CA, Ser 2003 A COPs	1.29	07/06/18	08/01/42	1,500,000
1,600	Orange County, CA, Apartment Development Revenue, Bay Apartments Communities, Inc. Ser 1997 C	1.35	07/06/18	06/15/37	1,600,000
1,500	Oxnard Financing Authority, CA, Headworks & Septic System Conversion Projects, Ser 2004 B	1.25	07/06/18	06/01/34	1,500,000
1,500	San Diego County Regional Transportation Commission, CA, Sales Tax 2008 Ser C	1.25	07/06/18	04/01/38	1,500,000
1,500	San Francisco City & County Airports Commission, CA, San Francisco International Airport Ser 2018 B	1.27	07/06/18	05/01/58	1,500,000
1,400	Santa Clara Valley Transportation Authority, CA, Sales Tax Ser 2008 A	1.20	07/06/18	06/01/26	1,400,000
1,600	University of California Regents, Ser 2013 AL-1	1.20	07/06/18	05/15/48	1,600,000
1,000	Whittier, CA, Presbyterian Intercommunity Hospital Ser 2009 A	1.32	07/06/18	06/01/36	1,000,000
	Total Weekly Variable Rate Bonds (Cost $22,730,000)				22,730,000

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Portfolio of Investments  ■  June 30, 2018 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	DEMAND DATE (a)	MATURITY DATE	VALUE
	Daily Variable Rate Bonds (b) (14.1%)
$1,100	California Municipal Finance Authority, Chevron USA, Inc. Ser 2010 A	1.50%	07/02/18	11/01/35	$1,100,000
1,300	California Statewide Communities Development Authority, Irvine Apartment Communities Ser W-2 (AMT)	1.40	07/02/18	09/15/29	1,300,000
1,600	Los Angeles Department of Water & Power, CA, Water System 2001 Ser B Subser B-2	1.43	07/02/18	07/01/35	1,600,000
700	Metropolitan Water District of Southern California, Water 2016 Ser B-2	1.44	07/02/18	07/01/37	700,000
	Total Daily Variable Rate Bonds (Cost $4,700,000)				4,700,000
			YIELD TO MATURITY ON DATE OF PURCHASE
	Commercial Paper (12.9%)
225	California, Ser 2018 A-6	1.17	1.17%	07/02/18	225,000
	California Department of Water Resources,
700	Ser 2	1.44	1.44	08/03/18	700,000
1,000	Ser 2	1.47	1.47	08/06/18	1,000,000
1,000	Los Angeles Wastewater System, CA, Commercial Paper Revenue Notes Series A-1	1.45	1.45	08/29/18	1,000,000
600	San Diego City, CA, Public Facilities Financing Authority Subordinated Water Revenue Commercial Paper Notes Series B	1.48	1.48	09/05/18	600,000
800	San Francisco City & County Public Utilities Commission, CA, Wastewater Series, Proposition E Ser A-2	1.47	1.47	08/28/18	800,000
	Total Commercial Paper (Cost $4,325,000)				4,325,000

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Portfolio of Investments  ■  June 30, 2018 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	DEMAND DATE (a)	MATURITY DATE	VALUE
	Closed-End Investment Company (b)(4.2%)
$1,400	Nuveen California Dividend Advantage Municipal Fund, VRDP Ser 4 (AMT) (d) (Cost $1,400,000)	1.65%	07/06/18	08/03/43	$1,400,000
	Total Investments (Cost $33,155,000) (e)(f)			99.1%	33,155,000
	Other Assets in Excess of Liabilities			0.9	317,313
	Net Assets			100.0%	$33,472,313

  AMT  Alternative Minimum Tax.

  COPs  Certificates of Participation.

  VRDP  Variable Rate Demand Preferred.

  (a)  Date on which the principal amount can be recovered through demand.

  (b)  Floating or Variable rate securities: The rates disclosed are as of June 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

  (c)  All or a portion of the security is subject to delayed delivery.

  (d)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (e)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

  (f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Financial Statements

Statement of Assets and Liabilities June 30, 2018 (unaudited)

Assets:
Investments in securities, at value (cost $33,155,000)	$33,155,000
Cash	45,912
Receivable for:
Investments sold	1,000,031
Interest	35,888
Due from Adviser	433
Prepaid expenses and other assets	51,904
Total Assets	34,289,168
Liabilities:
Payable for:
Investments purchased	700,692
Trustees' fees	46,342
Shareholder services fee	3,029
Transfer agent fees	2,235
Dividends to shareholders	317
Accrued expenses and other payables	64,240
Total Liabilities	816,855
Net Assets	$33,472,313
Composition of Net Assets:
Paid-in-capital	$33,534,527
Dividends in excess of net investment income	(62,214)
Net Assets	$33,472,313
Class R Shares:
Net Assets	$28,269,079
Shares Outstanding (unlimited shares authorized, $0.01 par value)	28,267,390
Net Asset Value Per Share	$1.00
Class S Shares:
Net Assets	$5,203,234
Shares Outstanding (unlimited shares authorized, $0.01 par value)	5,203,237
Net Asset Value Per Share	$1.00

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Financial Statements continued

Statement of Operations For the six months ended June 30, 2018 (unaudited)

Net Investment Income:
Interest Income	$210,091
Expenses
Professional fees	68,657
Advisory fee (Note 3)	25,793
Shareholder services fee (Note 4)	17,195
Registration fees	15,573
Shareholder reports and notices	9,817
Administration fee (Note 3)	8,598
Transfer agent fees (Note 5)	4,790
Custodian fees	3,186
Trustees' fees and expenses	2,427
Other	5,861
Total Expenses	161,897
Less: amounts waived/reimbursed (Note 3)	(58,725)
Net Expenses	103,172
Net Investment Income	106,919
Net Increase	$106,919

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED JUNE 30, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$106,919	$65,142
Net Increase	106,919	65,142
Dividends to Shareholders from:
Net investment income
Class R shares	(94,572)	(61,583)
Class S shares	(12,347)	(2,397)
Total Dividends	(106,919)	(63,980)
Net increase (decrease) from transactions in shares of beneficial interest	5,103,261	(5,628,546)
Net Increase (Decrease)	5,103,261	(5,627,384)
Net Assets:
Beginning of period	28,369,052	33,996,436
End of Period (Including dividends in excess of net investment income of $(62,214) and $(62,214))	$33,472,313	$28,369,052

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Notes to Financial Statements  ■  June 30, 2018 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley California Tax-Free Daily Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's investment objective is to seek to provide as high a level of daily income exempt from federal and California income tax as is consistent with stability of principal and liquidity. The Fund was organized as a Massachusetts business trust on April 25, 1988 and commenced operations on July 22, 1988.

The Fund offers two classes of shares, Class R and Class S Shares. The two classes have the same fees and expenses.

The Securities and Exchange Commission ("SEC") has adopted changes to the rules that govern money market funds. The Fund operates as a "retail money market fund," which allows the Fund to continue to seek a stable net asset value ("NAV"). The Fund will be permitted to impose a liquidity fee on redemptions from the Fund or temporarily restrict redemptions from the Fund for up to 10 business days.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the NAV as of the close of each business day.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Shareholder services fees are charged directly to the respective class.

D. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income, if any, are declared and paid daily. Net realized capital gains, if any, are distributed at least annually.

E. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price, and no income accrues to

Morgan Stanley California Tax-Free Daily Income Trust

Notes to Financial Statements  ■  June 30, 2018 (unaudited) continued

the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

G. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Morgan Stanley California Tax-Free Daily Income Trust

Notes to Financial Statements  ■  June 30, 2018 (unaudited) continued

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2018:

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Weekly Variable Rate Bonds	$—	$22,730,000	$—	$22,730,000
Daily Variable Rate Bonds	—	4,700,000	—	4,700,000
Commercial Paper	—	4,325,000	—	4,325,000
Closed-End Investment Company	—	1,400,000	—	1,400,000
Total Assets	$—	$33,155,000	$—	$33,155,000

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2018, the Fund did not have any investments transfer between investment levels.

3. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Management Inc. (the "Adviser"), the Fund pays an advisory fee, accrued daily and paid monthly, by applying the annual rate of 0.15% to the net assets of the Fund determined as of the close of each business day.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of the Fund's average daily net assets.

Morgan Stanley California Tax-Free Daily Income Trust

Notes to Financial Statements  ■  June 30, 2018 (unaudited) continued

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

The Adviser/Administrator has agreed to assume all operating expenses of the Fund and to waive the advisory fee and administration fee, as applicable, to the extent that such expenses and fees excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), on an annualized basis exceeds 0.60% of the average daily net assets of the Fund. For the six months ended June 30, 2018, the Adviser waived $25,793 and the Administrator waived $8,598. For the same period, the Adviser reimbursed additional expenses in the amount of $24,334. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Fund's Board of Trustees (the "Trustees") act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate.

4. Shareholder Services Plan

Pursuant to a Shareholder Services Plan (the "Plan"), the Fund may pay Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator, as compensation for the provision of services to shareholders a service fee up to the rate of 0.15% on an annualized basis of the average daily net assets of the Fund for Class R and Class S shares.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended June 30, 2018, the distribution fee was accrued at the annual rate of 0.10%.

The Distributor and Adviser/Administrator have agreed to waive all or a portion of the Fund's shareholder services fee, advisory fee and administration fee, respectively, and/or reimburse expenses, to the extent that total expenses exceed total income of the Fund on a daily basis. These fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. This arrangement had no effect during the most recent reporting period.

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Notes to Financial Statements  ■  June 30, 2018 (unaudited) continued

5. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Fund pays DST a fee based on the number of classes, accounts and transactions relating to the Fund.

6. Custodian Fees

State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

7. Transactions with Affiliates

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. The Fund did not have pension costs for the six months ended June 30, 2018. At June 30, 2018, the Fund had an accrued pension liability of $46,342, which is reflected as "Trustees' fees" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

Morgan Stanley California Tax-Free Daily Income Trust

Notes to Financial Statements  ■  June 30, 2018 (unaudited) continued

8. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	FOR THE SIX MONTHS ENDED JUNE 30, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017
	(unaudited)
CLASS R SHARES
Shares sold	10,768,988	603,926
Shares issued in reinvestment of dividends	94,572	61,583
Shares redeemed	(10,219,137)	(6,988,453)
Net increase (decrease) — Class R	644,423	(6,322,944)
CLASS S SHARES
Shares sold	7,981,074	2,042,048
Shares issued in reinvestment of dividends	12,347	2,397
Shares redeemed	(3,534,583)	(1,350,047)
Net increase — Class S	4,458,838	694,398
Net decrease (decrease) in Fund	5,103,261	(5,628,546)

9. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

Morgan Stanley California Tax-Free Daily Income Trust

Notes to Financial Statements  ■  June 30, 2018 (unaudited) continued

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 DISTRIBUTIONS PAID FROM:			2016 DISTRIBUTIONS PAID FROM:
TAX-EXEMPT INCOME	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TAX-EXEMPT INCOME	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	PAID-IN- CAPITAL
$63,695	$26	$259	$61,601	$1,823	$112	$68,698

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED TAX-EXEMPT INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$—	$2,443	$—

10. Other

At June 30, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 99.4%.

Morgan Stanley California Tax-Free Daily Income Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX		FOR THE YEAR ENDED DECEMBER 31,
	MONTHS ENDED
	JUNE 30, 2018		2017		2016(1)		2015		2014		2013
	(unaudited)
Class R Shares(2)
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net income from investment operations	0.003		0.002		0.001		0.000	(3)	0.000	(3)	0.000	(3)
Less dividends and distributions from net investment income	(0.003)		(0.002)		(0.001	) (4)	(0.000	) (3)	(0.000	) (3)	(0.000	) (3)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	0.31	%(9)	0.21%		0.07%		0.01%		0.01%		0.01%
Ratios to Average Net Assets:
Net expenses	0.60	%(5)(10)	0.60	%(5)	0.24	%(6)(7)	0.03	%(5)(6)	0.05	%(5)(6)	0.10	%(5)(6)
Net investment income	0.62	%(5)(10)	0.23	%(5)	0.01	%(6)(7)	0.01	%(5)(6)	0.01	%(5)(6)	0.01	%(5)(6)
Rebate from Morgan Stanley affiliate	N/A		N/A		0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)
Supplemental Data:
Net assets, end of period, in millions	$28		$28		$34		$450		$461		$510

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class R shares.

(2)  Effective June 28, 2016, the original class was redesignated as Class R shares.

(3)  Amount is less than $0.001.

(4)  Includes capital gain and paid-in-capital distributions of less than $0.001.

(5)  If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor and/or Adviser/Administrator, the annualized expense and net investment income (loss) ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
June 30, 2018	0.94%	0.28%
December 31, 2017	1.38	(0.55)
December 31, 2015	0.67	(0.63)
December 31, 2014	0.66	(0.60)
December 31, 2013	0.65	(0.54)

(6)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(7)  If the Fund had not received the reimbursement from the Custodian and had borne all of its expenses that were waived by the Distributor and Adviser/Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2016	0.71%	(0.46)%

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Financial Highlights continued

	FOR THE SIX MONTHS ENDED JUNE 30, 2018		FOR THE YEAR ENDED DECEMBER 31,2017		PERIOD FROM JUNE 28, 2016(1) TO DECEMBER 31, 2016(2)
	(unaudited)
Class S Shares
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00
Net income from investment operations	0.003		0.002		0.001
Less dividends and distributions from net investment income	(0.003)		(0.002)		(0.001	) (3)
Net asset value, end of period	$1.00		$1.00		$1.00
Total Return	0.31	%(8)	0.21%		0.06	%(8)
Ratios to Average Net Assets:
Net expenses	0.60	%(4)(9)	0.60	%(4)	0.24	%(5)(6)(9)
Net investment income	0.62	%(4)(9)	0.23	%(4)	0.01	%(5)(6)(9)
Rebate from Morgan Stanley affiliate	N/A		N/A		0.00	%(7)(9)
Supplemental Data:
Net assets, end of period, in thousands	$5,203		$744		$50

(1)  Commencement of Offering.

(2)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class S shares.

(3)  Includes capital gain and paid-in-capital distributions of less than $0.001.

(4)  If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor and/or Adviser/Administrator, the annualized expense and net investment income (loss) ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
June 30, 2018	0.94%	0.28%
December 31, 2017	1.38	(0.55)

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had not received the reimbursement from the Custodian and had borne all of its expenses that were waived by the Distributor and Adviser/Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2016	0.71%	(0.46)%

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2017, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's

Morgan Stanley California Tax-Free Daily Income Trust

Investment Advisory Agreement Approval (unaudited) continued

management fee was lower than its peer group average and its total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Fund's (i) performance was acceptable, (ii) management fee was competitive with its peer group average and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's

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Investment Advisory Agreement Approval (unaudited) continued

operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley California Tax-Free Daily Income Trust

Privacy Notice (unaudited)

Morgan Stanley Investment Management Inc.
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1. What Personal Information Do We Collect About You?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

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Privacy Notice (unaudited) continued

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies. We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Non-affiliated Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security And Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley California Tax-Free Daily Income Trust

Privacy Notice (unaudited) continued

4. How Can You Limit The Sharing Of Certain Types Of Personal Information With Other Morgan Stanley Companies?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5. How Can You Limit The Use Of Certain Types Of Personal Information By Other Morgan Stanley Companies For Marketing?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6. How Can You Send Us An Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:
DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out

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Privacy Notice (unaudited) continued

requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7. What If An Affiliated Company Becomes A Non-Affiliated Third Party?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

Morgan Stanley California Tax-Free Daily Income Trust

Privacy Notice (unaudited) continued

Special Notice To Residents Of Vermont
The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.
The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").
If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:
DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121
Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

Special Notice To Residents Of California
The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.
In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley California Tax-Free Daily Income Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 21, 2018

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 21, 2018